Note 9 - Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Federal Home Loan Bank Advances, Disclosure [Text Block]
(9)	Federal Home Loan Bank Advances

At December 31, 2020 and 2019, the Company had $3,638,000 and $23,613,000 in outstanding advances from the FHLB of Cincinnati. Each advance is amortized and payable monthly with a prepayment penalty for fixed rate advances. The weighted average rate of the total borrowings at December 31, 2020 was 2.68%. The advances are collateralized by a blanket security agreement which includes Wilson Bank's 1-4 family loans. The Company’s additional borrowing capacity was $336,432,000 at December 31, 2020.

Required future principal payments on Federal Home Loan Bank borrowings are as follows:

(In Thousands)
Maturity	Total
2021	$1,350
2022	1,350
2023	788
2024	150
2025	—
Thereafter	—
Total	$3,638